EXHIBIT 24

POWER OF ATTORNEY

      We, the undersigned, hereby constitute Charles W. Cramb and Richard K. Willard, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below, the Annual Report on Form 10-K pursuant to Section 13 of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 2002, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

      WITNESS Our Hand and Seal on the Date set forth below.

Signatures                     Title                                        Date
----------------------------   ----------------------------   ------------------
/s/ JAMES M. KILTS             Chairman of the Board of       February 24, 2003
--------------------------     Directors, Chief Executive
  James M. Kilts               Officer and Director

/s/ EDWARD F. DEGRAAN          President, Chief               February 24, 2003
--------------------------     Operating Officer and
  Edward F. DeGraan            Director

/s/ CHARLES W. CRAMB           Senior Vice President and      February 24, 2003
--------------------------     Chief Financial Officer
  Charles W. Cramb

/s/ CLAUDIO E. RUBEN           Vice President, Controller     February 24, 2003
--------------------------     and Principal Accounting
  Claudio E. Ruben             Officer

/s/ WARREN E. BUFFETT          Director                       February 24, 2003
--------------------------
  Warren E. Buffett

/s/ WILBUR H. GANTZ            Director                       February 24, 2003
--------------------------
  Wilbur H. Gantz

/s/ MICHAEL B. GIFFORD         Director                       February 24, 2003
--------------------------
  Michael B. Gifford

/s/ RAY J. GROVES              Director                       February 24, 2003
--------------------------
  Ray J. Groves

/s/ DENNIS F. HIGHTOWER        Director                       February 24, 2003
--------------------------
  Dennis F. Hightower

/s/ HERBERT H. JACOBI          Director                       February 24, 2003
--------------------------
  Herbert H. Jacobi

/s/ NANCY J. KARCH             Director                       February 24, 2003
--------------------------
  Nancy J. Karch

/s/ JORGE PAULO LEMANN         Director                       February 24, 2003
--------------------------
  Jorge Paulo Lemann

/s/ RICHARD R. PIVIROTTO       Director                       February 24, 2003
--------------------------
  Richard R. Pivirotto

/s/ MARJORIE M. YANG           Director                       February 24, 2003
--------------------------
  Marjorie M. Yang

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